John Hancock Funds III (the Trust)

U.S. Growth Fund (formerly U.S. Quality Growth Fund) (the fund)

Supplement dated December 18, 2020 to the current prospectus, as may be supplemented (the Prospectus)

At a special meeting of shareholders of the fund held on Friday, December 18, 2020, at 2:00 P.M., Eastern Time, shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified.

Accordingly, effective immediately, the following is added as the last paragraph of the fund’s Principal Investment Strategies in the “Fund summary” section and as the seventh paragraph of the fund’s Principal Investment Strategies in the “Fund details” section:

The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.

Additionally, the following paragraph supplements the fund’s Principal Risks in the “Fund summary” section.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

The following paragraph supplements the Principal Risks in the “Fund details” section.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds III (the Trust)

U.S. Growth Fund (formerly U.S. Quality Growth Fund) (the fund)

Supplement dated December 18, 2020 to the current statement of additional information, as may be supplemented (the SAI)

At a special meeting of shareholders of the fund held on Friday, December 18, 2020, at 2:00 P.M., Eastern Time, shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified.

Accordingly, effective immediately, the following paragraph in the “Organization of the Trusts” section is amended and restated as follows:

Each Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the 1940 Act. U.S. Growth Fund is a non-diversified series of John Hancock Funds III and each other fund is a diversified series of its respective Trust, as those terms are used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The following table sets forth the date each Trust was organized:

Additionally, the following disclosure in the “Investment Restrictions” section under the “Fundamental Investment Restrictions” subheading for Disciplined Value Fund, Disciplined Value Mid Cap Fund, Global Shareholder Yield Fund, International Growth Fund, and U.S. Growth Fund is amended and restated as follows:

(8) Each of Disciplined Value Fund, Disciplined Value Mid Cap Fund, Global Shareholder Yield Fund, and International Growth Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

You should read this Supplement in conjunction with the SAI and retain it for future reference.